                                                                    EXHIBIT 99.1




[SAGA COMMUNICATIONS, INC. LETTERHEAD]




                            Saga Communications, Inc.
                        Reports 3rd Quarter, 2003 Results


                                                                        CONTACT:
                                                                  Samuel D. Bush
                                                                    313/886-7070

Grosse Pointe Farms, MI -- November 6, 2003 -- Saga Communications, Inc. (AMEX-SGA) announced its third quarter operating results. For the quarter ended September 30, 2003, net revenue increased 2.2% over the comparable period in 2002 to approximately $30.4 million. Net income for the quarter was approximately $3.5 million ($.16 per share on a fully diluted basis) compared to $4.4 million ($.21 per share on a fully diluted basis) for the same period in 2002. Station operating income (net operating revenue less station operating expense) decreased 2.7% to approximately $11.6 million for the quarter. Net income for the quarter includes a $1.2 million write-off of unamortized debt issuance costs due to the completion of a new $200 million credit facility as of July 29, 2003.

On a same station basis for the quarter, net revenue decreased $0.8 million to approximately $28.9 million and station operating income (net operating revenue less station operating expense) decreased $0.6 million to approximately $11.3 million for the quarter.

For the nine months ended September 30, 2003, net revenue increased 5.9% (decreased 0.1% on a same station basis) over the comparable period in 2002 to approximately $88.4 million. Net income for the nine month period decreased 5.1% to approximately $9.4 million ($.44 per share on a fully diluted basis). Station operating income increased 0.4% (decreased 0.8% on a same station basis) to approximately $30.2 million.

In comparing net revenue numbers for the quarter ended September 30, 2003 and 2002 it should be noted that in 2002 political revenue for the quarter was approximately $1.0 million in 2002 compared to $0.2 million for the same period in 2003. On a historical basis net of political revenue net revenue increased approximately 4.4% for the quarter and was approximately even with the same period last year on a same station basis. Strength in local revenue is primarily responsible for the company being able to make up the loss in political revenue year over year. Gross local revenue increased approximately 6.7% to $25.0 million on a historical basis for the quarter and 0.8% to $23.6 million on a same station basis. For the nine months the historical and same station increases are 9.6% and 2.3% respectively.

National revenue continues to vary significantly by market. A comparison, compiled by Katz Media Group, Inc., indicates total available national dollars for the radio industry's largest 100 markets increased 8.9% for the nine month period ended September 30, 2003. However, in the five markets that the company operates in that are included in this compilation the total available national dollars varied significantly. Katz reported growth in total available national dollars in the Milwaukee and Des Moines markets of 18.7% and 12.6%, respectively, and decreases in total available national dollars in the Columbus, Norfolk and Springfield, MA markets of 0.8%, 1.3% and 1.9%, respectively. On a consolidated basis the company's national revenue increased on a historic basis 1.1% and decreased on a same station basis 2.1%.

Capital expenditures in 2003 were approximately $2.2 million in the third quarter with approximately $1.3 million being spent as a result of acquisitions. For the first and second quarter total capital expenditures were approximately $4.2 million with approximately $1.8 million being acquisition oriented.

Station operating income and free cash flow are generally recognized by the broadcasting industry as measures of performance and are used by analysts who report on the industry to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. Station operating income and free cash flow are not measures of liquidity or of performance in accordance with generally accepted accounting principles (GAAP), and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis.

The attached Selected Supplemental Financial Data table discloses "as reported", "same station" and "pro forma" information by segment. The "as reported" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "pro forma" amounts assume the 2003 and 2002 acquisitions occurred as of January 1, 2002.

Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The company owns or operates broadcast properties in 23 markets, including 49 FM and 27 AM radio stations, 2 state radio networks, 1 farm radio network, 4 television stations and 3 low power television stations. For additional information contact us at 313/886-7070 or on our website at www.sagacommunications.com.

Saga's third quarter results conference call will be on Thursday, November 6 at 9:30AM. The dial in number for domestic calls is 800/450-0788. For international callers the number is 612/332-0637. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 702792.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes", "expects", "anticipates", "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

                           SAGA COMMUNICATIONS, INC.
                      SELECTED CONSOLIDATED FINANCIAL DATA
                      FOR THE THREE AND NINE MONTH PERIODS
                       ENDED SEPTEMBER 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)


                                                           THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                              SEPTEMBER 30,                      SEPTEMBER 30,
                                                         2003              2002              2003             2002
                                                   -------------------------------------------------------------------
OPERATING RESULTS
Net revenue                                           $  30,433         $  29,783         $  88,364         $  83,474
Station operating expense
   (excluding depreciation, amortization,
   corporate general and administrative)                 18,838            17,868            58,148            53,365
                                                   -------------------------------------------------------------------
Station operating income (*)                             11,595            11,915            30,216            30,109
Corporate general and administrative                      1,794             1,511             4,935             4,345
Depreciation                                              1,562             1,523             4,952             4,498
Amortization                                                120               125               330               375
                                                   -------------------------------------------------------------------
Operating profit                                          8,119             8,756            19,999            20,891
Interest expense                                          1,081             1,344             3,773             4,052
Other (income) expense                                    1,215              (150)              850              (147)
                                                   -------------------------------------------------------------------
Income before income tax                                  5,823             7,562            15,376            16,986
Income tax provision                                      2,356             3,176             6,031             7,135
                                                   -------------------------------------------------------------------
Net income                                            $   3,467         $   4,386         $   9,345         $   9,851
                                                   ===================================================================
Earnings per share:
    Basic                                                  $.17              $.21              $.45              $.48
                                                   ===================================================================
    Diluted                                                $.16              $.21              $.44              $.47
                                                   ===================================================================
Weighted average common shares                           20,810            20,667            20,810            20,590
Weighted average common shares and common
   equivalents                                           21,292            21,016            21,303            20,990

FREE CASH FLOW
Net Income                                            $   3,467         $   4,386         $   9,345         $   9,851
Plus:  Depreciation and amortization                      1,682             1,648             5,282             4,873
       Deferred tax provision                               793             1,049             2,128             2,355
Less:  Capital expenditures                              (2,207)           (2,438)           (6,410)           (5,855)
                                                   -------------------------------------------------------------------
Free cash flow                                        $   3,735         $   4,645         $  10,345         $  11,224
                                                   ===================================================================
BALANCE SHEET DATA
Working capital                                                                           $  31,642         $  15,653
Net fixed assets                                                                             61,355            58,131
Net intangible and other assets                                                             149,004           122,756
Total assets                                                                                255,665           219,385
Long term debt (including current portion of $72
   and $8,932, respectively)                                                                120,793           105,252
Stockholders' equity                                                                        102,439            86,475


   (*) Excluding depreciation, amortization, and corporate general and administrative

                           SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE NINE MONTHS ENDED
                          SEPTEMBER 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                  (UNAUDITED)







                                             AS-REPORTED                 SAME STATION                 PRO FORMA (1)
CONSOLIDATED                              NINE MONTHS ENDED            NINE MONTHS ENDED            NINE MONTHS ENDED
(In thousands of dollars)                    SEPTEMBER 30,               SEPTEMBER 30,                SEPTEMBER 30,
                                          2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                   $ 88,364      $ 83,474       $ 81,633      $ 81,731      $ 88,364      $ 87,268
Station operating expense                 58,148        53,365         52,293        52,158        58,148        56,356
                                      --------------------------    --------------------------  --------------------------
Station operating income                  30,216        30,109         29,340        29,573        30,216        30,912
Corporate general and administrative       4,935         4,345          4,935         4,345         4,935         4,516
Depreciation                               4,952         4,498          4,636         4,444         4,952         4,716
Amortization                                 330           375            269           375           330           375
                                      --------------------------    --------------------------  --------------------------
Operating profit                          19,999        20,891       $ 19,500      $ 20,409        19,999        21,305
Interest expense                           3,773         4,052                                      3,773         4,220
Other (income) expense                       850          (147)                                       850          (147)
Income tax provision                       6,031         7,135                                      6,031         7,239
                                      --------------------------                                --------------------------
Net income                              $  9,345      $  9,851                                   $  9,345      $  9,993
                                      ==========================                                ==========================
Earnings per share:
  Basic                                    $0.45         $0.48                                      $0.45         $0.49
                                      ==========================                                ==========================
  Diluted                                  $0.44         $0.47                                      $0.44         $0.47
                                      ==========================                                ==========================
                                             AS-REPORTED                  SAME STATION               PRO FORMA (1)
RADIO SEGMENT                             NINE MONTHS ENDED            NINE MONTHS ENDED           NINE MONTHS ENDED
(In thousands of dollars)                   SEPTEMBER 30,                SEPTEMBER 30,               SEPTEMBER 30,
                                          2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                   $ 79,570      $ 74,574       $ 72,839      $ 72,831      $ 79,570      $ 78,368
Station operating expense                 51,123        46,515         45,355        45,308        51,123        49,506
                                      --------------------------    --------------------------  --------------------------
Station operating income                  28,447        28,059         27,484        27,523        28,447        28,862
Depreciation                               3,678         3,287          3,362         3,233         3,678         3,505
Amortization                                 319           357            258           357           319           357
                                      --------------------------    --------------------------  --------------------------
Operating profit                        $ 24,450      $ 24,415       $ 23,864      $ 23,933      $ 24,450      $ 25,000

                                             AS-REPORTED                  SAME STATION               PRO FORMA (1)
TELEVISION SEGMENT                        NINE MONTHS ENDED            NINE MONTHS ENDED           NINE MONTHS ENDED
(In thousands of dollars)                   SEPTEMBER 30,                SEPTEMBER 30,               SEPTEMBER 30,
                                          2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                   $  8,794      $  8,900       $  8,794      $  8,900      $  8,794      $  8,900
Station operating expense                  7,025         6,850          6,938         6,850         7,025         6,850
                                      --------------------------    --------------------------  --------------------------
Station operating income                   1,769         2,050          1,856         2,050         1,769         2,050
Depreciation                               1,125         1,062          1,125         1,062         1,125         1,062
Amortization                                  11            18             11            18            11            18
                                      --------------------------    --------------------------  --------------------------
Operating profit                        $    633      $    970       $    720      $    970      $    633      $    970


(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                           FOR THE THREE MONTHS ENDED
                           SEPTEMBER 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)




                                              AS-REPORTED                   SAME STATION                 PRO FORMA (1)
CONSOLIDATED                               THREE MONTHS ENDED            THREE MONTHS ENDED          THREE MONTHS ENDED
(In thousands of dollars)                     SEPTEMBER 30,                 SEPTEMBER 30,               SEPTEMBER 30,
                                            2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                    $ 30,433      $ 29,783       $ 28,916      $ 29,671      $ 30,433      $ 30,790
Station operating expense                  18,838        17,868         17,641        17,789        18,838        18,644
                                      --------------------------    --------------------------  --------------------------
Station operating income                   11,595        11,915         11,275        11,882        11,595        12,146
Corporate general and administrative        1,794         1,511          1,794         1,511         1,794         1,584
Depreciation                                1,562         1,523          1,489         1,523         1,562         1,598
Amortization                                  120           125             90           125           120           125
                                      --------------------------    --------------------------  --------------------------
Operating profit                            8,119         8,756       $  7,902      $  8,723         8,119         8,839
Interest expense                            1,081         1,344                                      1,081         1,416
Other (income) expense                      1,215          (150)                                     1,215          (150)
Income tax provision                        2,356         3,176                                      2,356         3,181
                                      --------------------------                                --------------------------
Net income                               $  3,467      $  4,386                                   $  3,467      $  4,392
                                      ==========================                                ==========================
Earnings per share:
  Basic                                     $0.17         $0.21                                      $0.17         $0.21
                                      ==========================                                ==========================
  Diluted                                   $0.16         $0.21                                      $0.16         $0.21
                                      ==========================                                ==========================
                                              AS-REPORTED                   SAME STATION                 PRO FORMA (1)
RADIO SEGMENT                             THREE MONTHS ENDED             THREE MONTHS ENDED          THREE MONTHS ENDED
(In thousands of dollars)                     SEPTEMBER 30,                 SEPTEMBER 30,               SEPTEMBER 30,
                                            2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                    $ 27,370      $ 26,643       $ 25,853      $ 26,531      $ 27,370      $ 27,650
Station operating expense                  16,517        15,584         15,408        15,505        16,517        16,360
                                      --------------------------    --------------------------  --------------------------
Station operating income                   10,853        11,059         10,445        11,026        10,853        11,290
Depreciation                                1,163         1,119          1,090         1,119         1,163         1,194
Amortization                                  116           119             86           119           116           119
                                      --------------------------    --------------------------  --------------------------
Operating profit                         $  9,574      $  9,821       $  9,269      $  9,788      $  9,574      $  9,977

                                              AS-REPORTED                   SAME STATION                 PRO FORMA (1)
TELEVISION SEGMENT                        THREE MONTHS ENDED             THREE MONTHS ENDED          THREE MONTHS ENDED
(In thousands of dollars)                     SEPTEMBER 30,                 SEPTEMBER 30,               SEPTEMBER 30,
                                            2003          2002           2003          2002          2003          2002
                                      --------------------------    --------------------------  --------------------------
Net operating revenue                    $  3,063      $  3,140       $  3,063      $  3,140      $  3,063      $  3,140
Station operating expense                   2,321         2,284          2,233         2,284         2,321         2,284
                                      --------------------------    --------------------------  --------------------------
Station operating income                      742           856            830           856           742           856
Depreciation                                  349           354            349           354           349           354
Amortization                                    4             6              4             6             4             6
                                      --------------------------    --------------------------  --------------------------
Operating profit                         $    389      $    496       $    477      $    496      $    389      $    496



(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.

                            SAGA COMMUNICATIONS, INC.
                      SELECTED SUPPLEMENTAL FINANCIAL DATA
                            FOR THE NINE MONTHS ENDED
                           SEPTEMBER 30, 2003 AND 2002
                    (AMOUNTS IN 000'S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                                       PRO FORMA (1)
                                             PRO FORMA (1)               PRO FORMA (1)             PRO FORMA (1)       THREE MONTHS
CONSOLIDATED                             THREE MONTHS ENDED           THREE MONTHS ENDED         THREE MONTHS ENDED        ENDED
(In thousands of dollars)                     MARCH 31,                     JUNE 30,                SEPTEMBER 30,       DECEMBER 31,
                                          2003          2002          2003          2002         2003         2002          2002
                                      -------------------------   -------------------------  -------------------------  ------------
Net operating revenue                  $ 26,141      $ 25,382      $ 31,790      $ 31,096     $ 30,433     $ 30,790      $ 31,756
Station operating expense                18,813        17,741        20,497        19,971       18,838       18,644        20,389
                                      -------------------------   -------------------------  -------------------------  ------------
Station operating income                  7,328         7,641        11,293        11,125       11,595       12,146        11,367
Corporate general and administrative      1,245         1,317         1,896         1,615        1,794        1,584         1,702
Depreciation                              1,719         1,524         1,671         1,594        1,562        1,598         1,518
Amortization                                 90           125           120           125          120          125           124
                                      -------------------------   -------------------------  -------------------------  ------------
Operating profit                          4,274         4,675         7,606         7,791        8,119        8,839         8,023
Interest expense                          1,535         1,365         1,157         1,439        1,081        1,416         1,459
Other (income) expense                       (8)           (7)         (357)           10        1,215         (150)          306
Income tax provision                      1,098         1,393         2,577         2,665        2,356        3,181         2,147
                                      -------------------------   -------------------------  -------------------------  ------------
Net income                             $  1,649      $  1,924      $  4,229      $  3,677     $  3,467     $  4,392      $  4,111
                                      =========================   =========================  =========================  ============
Earnings per share:
  Basic                                   $0.08         $0.09         $0.20         $0.18        $0.17        $0.21         $0.20
                                      =========================   =========================  =========================  ============
  Diluted                                 $0.08         $0.09         $0.20         $0.17        $0.16        $0.21         $0.19
                                      =========================   =========================  =========================  ============
                                                                                                                       PRO FORMA (1)
                                             PRO FORMA (1)               PRO FORMA (1)             PRO FORMA (1)       THREE MONTHS
RADIO SEGMENT                            THREE MONTHS ENDED           THREE MONTHS ENDED         THREE MONTHS ENDED        ENDED
(In thousands of dollars)                     MARCH 31,                     JUNE 30,                SEPTEMBER 30,       DECEMBER 31,
                                          2003          2002          2003          2002         2003         2002          2002
                                      -------------------------   -------------------------  -------------------------  ------------
Net operating revenue                  $ 23,525      $ 22,627      $ 28,675      $ 28,091     $ 27,370     $ 27,650      $ 28,246
Station operating expense                16,529        15,585        18,077        17,561       16,517       16,360        18,023
                                      -------------------------   -------------------------  -------------------------  ------------
Station operating income                  6,996         7,042        10,598        10,530       10,853       11,290        10,223
Depreciation                              1,281         1,121         1,234         1,190        1,163        1,194         1,099
Amortization                                 86           119           117           119          116          119           118
                                      -------------------------   -------------------------  -------------------------  ------------
Operating profit                       $  5,629      $  5,802      $  9,247      $  9,221     $  9,574     $  9,977      $  9,006

                                                                                                                       PRO FORMA (1)
                                             PRO FORMA (1)               PRO FORMA (1)             PRO FORMA (1)       THREE MONTHS
TELEVISION SEGMENT                       THREE MONTHS ENDED           THREE MONTHS ENDED         THREE MONTHS ENDED        ENDED
(In thousands of dollars)                     MARCH 31,                     JUNE 30,                SEPTEMBER 30,       DECEMBER 31,
                                          2003          2002          2003          2002         2003         2002          2002
                                      -------------------------   -------------------------  -------------------------  ------------
Net operating revenue                  $  2,616      $  2,755      $  3,115      $  3,005     $  3,063     $  3,140      $  3,510
Station operating expense                 2,284         2,156         2,420         2,410        2,321        2,284         2,366
                                      -------------------------   -------------------------  -------------------------  ------------
Station operating income                    332           599           695           595          742          856         1,144
Depreciation                                388           354           388           354          349          354           370
Amortization                                  4             6             3             6            4            6             6
                                      -------------------------   -------------------------  -------------------------  ------------
Operating profit (loss)               ($     60)     $    239      $    304      $    235     $    389     $    496      $    768


(1) Pro Forma results assume all acquisitions occurred as of January 1, 2002.